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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      INDEPENDENCE COMMUNITY BANK CORP.
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   (Exact name of registrant as specified in its articles of incorporation)




           Delaware                                     11-3387931
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  (State of incorporation or               (I.R.S. Employer Identification No.)
        organization)



          195 Montague Street
           Brooklyn, New York                              11201
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    (Address of principal executive                      (Zip Code)
                offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]


 Securities Act registration statement file number to which this form relates:
                                   333-30757
                                 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

         Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         See "Description of Capital Stock of the Company" in the Prospectus included in Independence Community Bank Corp. Registration Statement on Form S-1 (File No. 333-30757) which is hereby incorporated by reference.

ITEM 2.  EXHIBITS

        *2.1   Plan of Conversion

        *3.1   Certificate of Incorporation of Independence Community Bank Corp.

        *3.2   Bylaws of Independence Community Bank Corp.

        *4.1   Form of Stock Certificate of Independence Community Bank Corp.


         *Previously filed with the Securities and Exchange Commission as exhibits to the Independence Community Bank Corp. Registration Statement on Form S-1 (File No. 333- 30757). Such exhibits are incorporated herein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                INDEPENDENCE COMMUNITY BANK CORP.



Date:  October 17, 1997         By:      /s/Charles J. Hamm
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                                         Charles J. Hamm,  Chairman, President
                                          and Chief Executive Officer